SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 10, 2001
Date of Report (Date of earliest event reported)

POINT WEST CAPITAL CORPORATION
( Exact name of registrant as specified in its charter)

Delaware	0-27736	94-3165263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 250, San Francisco, CA 94111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (415)394-9467

Item 5. Other Events

        On April 10,  2001 Point West Capital Corporation  issued a press release announcing that its Common Stock will be delisted from the NASDAQ Stock Market.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

        99.1 Text of Press Release dated April 10,  2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

POINT WEST CAPITAL CORPORATION

By: /s/ John Ward Rotter
John Ward Rotter
Chief Executive Officer

Date: April 12, 2001

EXHIBIT INDEX

Exhibit Number	Document Description	Sequential Page Number
99.1	Text of Press Release dated April 10, 2001
5

FOR IMMEDIATE RELEASE
April 10, 2001

POINT WEST CAPITAL CORPORATION
ANNOUNCES COMMON STOCK DELISTED
FROM THE NASDAQ STOCK MARKET

                    SAN FRANCISCO - (April 10, 2001) Point West Capital Corporation (Nasdaq Symbol: PWCC) today announced that its appeal to NASDAQ regarding the continued listing on The Nasdaq Stock Market of the Company's Common Stock was denied. As a result, the Company's Common Stock was delisted from The Nasdaq Stock Market effective with the open of business on April 11, 2001.

                    The Company's Common Stock is eligible to trade on the OTC Bulletin Board, commonly referred to as the "pink sheets."

(KEYWORD CALIFORNIA AND INDUSTRY KEYWORD: SPECIALTY FINANCE EARNINGS).

CONTACTS:     POINT WEST CAPITAL CORPORATION, SAN FRANCISCO.
              John Ward Rotter, 415/394-9467